Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790


         SUPPLEMENT DATED DECEMBER 29, 2004, TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 2, 2004

                           THE GABELLI WESTWOOD FUNDS
                          Gabelli Westwood Equity Fund
                         Gabelli Westwood Balanced Fund
                      Gabelli Westwood SmallCap Equity Fund
                      Gabelli Westwood Mighty MitesSM Fund
                          Gabelli Westwood Realty Fund
                     Gabelli Westwood Intermediate Bond Fund
                                  (the "Funds")

                  The Gabelli Westwood Funds has changed its name to The Westwood Funds and changed the names of each of its series from Gabelli Westwood Equity Fund, Gabelli Westwood Balanced Fund, Gabelli Westwood SmallCap Equity Fund, Gabelli Westwood Mighty MitesSM Fund, Gabelli Westwood Realty Fund, and Gabelli Westwood Intermediate Bond Fund to Westwood Equity Fund, Westwood Balanced Fund, Westwood SmallCap Equity Fund, Westwood Mighty MitesSM Fund,
Westwood Realty Fund, and Westwood Intermediate Bond Fund, respectively. The Funds' investment objectives remain the same, as do all current contractual arrangements.
                  The sixth sentence of the fourth paragraph under the heading entitled "Redemption of Shares" on page 25 of Prospectus for the Class AAA Shares of the Funds and the sixth sentence of the fifth paragraph on Page 35 under the heading entitled "Redemption of Shares" on Page 34 of the Prospectus for the Class A, Class B, Class C, and Class I Shares of the Funds is replaced in its entirety with the following:
                  The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to a Fund, and (iv) shares purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems limitations and who provide verification to that effect may be permitted to delay, temporarily, the implementation of redemption fees. All such recordkeepers must apply for an extension by December 31, 2004, and are expected to implement the redemption fees by March 31, 2005.